UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2008 (November 18, 2008)

U.S. PHYSICAL THERAPY, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-11151	76-0364866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1300 West Sam Houston Parkway South, Suite 300, Houston, Texas	77042
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 297-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

On November 18, 2008, the Company issued a press release disclosing that U. S. Physical Therapy, Inc. (the “Company”) acquired a majority interest in an outpatient rehabilitation practice with 4 clinics located in San Antonio, Texas.  The Company acquired a 65% interest with the firm’s founding partner retaining 35%.  The Company paid $5,000,000, which was financed with $4,600,000 of funding from the Company’s bank credit facility and a $400,000 seller note.

A copy of the press release is attached as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits

(a) None.

(b) None.

(c) Exhibits

Exhibits	Description of Exhibits

99.1	Press Release dated November 18, 2008 -
U.S. Physical Therapy Acquires Multi-Clinic Outpatient Practice in San Antonio

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. PHYSICAL THERAPY, INC.

Dated:	November 18, 2008	By: /s/ LAWRANCE W. MCAFEE
Lawrance W. McAfee
Chief Financial Officer
(duly authorized officer and principal financial
and accounting officer)

INDEX TO EXHIBITS

EXHIBIT	DESCRIPTION OF EXHIBIT

99.1	Press Release dated November 18, 2008 -
U.S. Physical Therapy Acquires Multi-Clinic Outpatient Practice in San Antonio